1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Balanced Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Balanced Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

trust, and Lifestyle Growth Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated March 2, 2012, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,
/s/ Dechert LLP

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Core Disiplined Diversification Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Disciplined Diversification Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

Massachusetts business trust, and Lifestyle Growth Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated March 2, 2012, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,
/s/ Dechert LLP

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Core Allocation Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Allocation Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

business trust, and Lifestyle Growth Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated March 2, 2012 (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,
/s/ Dechert LLP

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Core Balanced Strategy Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
Core Strategy Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S. A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Balanced Strategy Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

Massachusetts business trust, and Core Strategy Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated April 27, 2012, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,
/s/ Dechert LLP

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main +1 212 698 3599 Fax www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Core Balanced Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
Lifestyle Growth Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Core Balanced Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

business trust, and Lifestyle Growth Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated March 2, 2012, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,
 /s/ Dechert LLP

1095 Avenue of the Americas New York, NY 10036-6797 +1 212 698 3500 Main
+1 212 698 3599 Fax
www.dechert.com

April 27, 2012
John Hancock Variable Insurance Trust
Large Cap Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Variable Insurance Trust
U.S. Equity Trust
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company (U.S.A)
601 Congress Street
Boston, Massachusetts 02210-2805
John Hancock Life Insurance Company of New York
601 Congress Street
Boston, Massachusetts 02210-2805
Ladies and Gentlemen:
     You have requested our opinion regarding certain federal income tax consequences to the holders (“Contract Owners”) of certain variable annuity contracts and variable life insurance policies (collectively, the “Contracts”) that are issued or administered by John Hancock Life Insurance Company (U.S.A) (“John Hancock USA”) or by John Hancock Life Insurance Company of New York (“John Hancock NY”) and funded by separate accounts of John Hancock USA or John Hancock NY for which Large Cap Trust (“Acquired Fund”), a separate series of John Hancock Variable Insurance Trust (“JHVIT”), a Massachusetts business
US Austin Boston Charlotte Hartford New York Orange County Philadelphia Princeton San Francisco Silicon Valley Washington DC EUROPE Brussels Dublin London Luxembourg Moscow Munich Paris ASIA Beijing Hong Kong

trust, and U.S. Equity Trust (“Acquiring Fund”), also a separate series of JHVIT, serve as underlying investment vehicles.
     Pursuant to the Agreement and Plan of Reorganization (the “Plan”) dated as of December 16, 2011, executed by JHVIT on behalf of the Acquired Fund and Acquiring Fund, Acquired Fund will transfer all of its assets to Acquiring Fund in exchange solely for voting shares of Acquiring Fund (“Acquiring Fund Shares”) and the assumption by Acquiring Fund of all of the liabilities of Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of Acquired Fund in complete liquidation of Acquired Fund (the “Reorganization”).
     For purposes of this opinion, we have examined and rely upon (1) the Plan, (2) the Proxy Statement/Prospectus dated March 2, 2012, (3) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and (4) such other documents and instruments as we have deemed necessary or appropriate for purposes of rendering this opinion.
     For purposes of this opinion, we are assuming that:
     (1) each of the Contracts is and, at the time of the Reorganization, will be treated as a “variable contract” within the meaning of Section 817(d) of the Internal Revenue Code of 1986, as amended (the “Code”);
     (2) the ownership of shares in Acquired Fund and Acquiring Fund, and access to such Funds, satisfies the requirements and limitations set forth in Treas. Reg. Section 1.817-5(f); and
     (3) under the so-called investor control rules, either John Hancock USA or John Hancock NY, and not the Contract Owners, have been and are treated for federal income tax purposes as the owner of the interests in Acquired Fund and Acquiring Fund that underlie the Contracts.
     This opinion is based upon the Code, United States Treasury regulations, judicial decisions and administrative rulings and pronouncements of the Internal

Revenue Service, all as in effect on the date hereof. This opinion is conditioned upon (a) the Reorganization taking place in the manner described in the Plan, (b) the information provided in the Proxy Statement/Prospectus referred to above, and (c) the facts and representations contained in the letter dated as of this date, addressed to us from John Hancock USA and John Hancock NY, and also the above assumptions, being true and accurate as of the closing date of the Reorganization.
     Based upon the foregoing, it is our opinion that, for federal income tax purposes, the Contract Owners will not recognize any taxable income, gains or losses as a result of the Reorganization.
     We express no opinion as to the federal income tax consequences of the Reorganization except as expressly set forth above, or as to any transaction except those consummated in accordance with the Plan and the representations made to us.
Very truly yours,

     /s/ Dechert LLP